UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 24, 2011

Date of Report (Date of earliest event reported)

SUMMER INFANT, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33346	20-1994619
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1275 PARK EAST DRIVE

WOONSOCKET, RHODE ISLAND 02895

(Address of Principal Executive Offices) (Zip Code)

(401) 671-6550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated March 24, 2011, filed by Summer Infant, Inc. (the “Company”) on March 28, 2011 (the “Initial Form 8-K”).  The Initial Form 8-K was filed to report the acquisition by the Company of BornFree Holdings Ltd (“Born Free”).  As permitted by Items 9.01(a)(4) and 9.01(b)(2), this Current Report on Form 8-K/A is being filed to amend the Initial Form 8-K to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b).

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The Audited Consolidated Financial Statements and notes of BornFree as of and for the years ended December 31, 2010 and 2009, are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company and subsidiaries as of and for the year ended December 31, 2010, are filed herewith as Exhibit 99.2 to this report and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Brightman Almagor Zohar & Co., Certified Public Accountants, a member firm of Deloitte Touche Tohmatsu.

99.1	Audited Consolidated Financial Statements of BornFree Holdings Ltd. as of and for the years ended December 31, 2010 and 2009.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company and subsidiaries as of and for the year ended December 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

	BY:	/s/ Joseph Driscoll
Joseph Driscoll
Chief Financial Officer

Dated: May 31, 2011

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Brightman Almagor Zohar & Co., Certified Public Accountants, a member firm of Deloitte Touche Tohmatsu.

99.1	Audited Consolidated Financial Statements of BornFree Holdings Ltd. as of and for the years ended December 31, 2010 and 2009.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company and subsidiaries as of and for the year ended December 31, 2010.